                                   EXHIBIT 23
                                   ----------




                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement of Mercantile Bank Corporation on Form S-8 (Registration No. 333-75521) of our report dated January 20, 2000 on the 1999 consolidated financial statements of Mercantile Bank Corporation, which report is included in the 1999 Annual report on Form 10-KSB of Mercantile Bank Corporation.







                                             /s/Crowe, Chizek and Company LLP
                                                -----------------------------
                                                Crowe, Chizek and Company LLP


Grand Rapids, Michigan
March 10, 2000